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                                                                    EXHIBIT 23.1




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                        VERTEX COMMUNICATIONS CORPORATION

                                  EXHIBIT 23.1
                                       TO
                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

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                                                                    EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this Form S-8 registration statement of our reports dated
October 24, 1997, included in Vertex Communications Corporation's Form 10-K for the year ended September 30, 1997, and to all references to our Firm included in the registration statement.



                                                  ARTHUR ANDERSEN LLP


Dallas, Texas
  May 22, 1998